Wally Ruiz, CFO NYSE MKT: INUV Delivering Ads to Desktop & Mobile

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Safe Harbor Statement This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward‐looking statements. These statements include, but are not limited to, information or assumptions about expenses, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth. In some cases, you can identify forward‐looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward‐looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could cause actual performance or results to differ materially from those expressed in or suggested by forward-looking statements. These statements are based on the current expectations or beliefs of the Company’s management and are subject to various known and unknown risks that could cause actual results to differ materially from those described in the forward-looking statements, including, but not limited to, product demand, pricing, market acceptance, changing economic conditions, risks in product and technology development, the effect of the Company's accounting policies, increasing competition, the Company’s ability to integrate companies and businesses acquired by it and certain other risk factors, including those that are set forth from time to time in the Company's filings with the United States Securities and Exchange Commission, which may cause the actual results, performance and achievements of the Company to be materially different from any future results, performance and achievements implied by such forward-looking statements.

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.  Scalable TTM Revenue $65m, Net Inc $2.4m, Free Cash Flow $5.2m  Simple Cap Structure - 24.8m fully diluted shares, no bank debt and $3.9m cash  Fast growing – 36% in Q4 2014, 33% in Q1, 53% in Q2 and 48% in Q3 2015  Delivering profits since 2013 and cash flow since 2012  Content, ad-tech & marketing tech are proprietary  Serving hundreds of millions of ads to customers monthly  Long standing relationships with Yahoo! & Google  NOL carry forward $78 million  Attractive valuation at 1x EV/Rev compared to industry 1.6x Who is Inuvo? (NYSE MKT: INUV) An internet advertising technology & digital publishing business

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Two Segments both Growing Through a network of owned sites and apps, we develop ad technology that we then commercialize for other publishers and app owners. Apps Various Verticals Proprietary content: Advertising relationships: Distribution & ad technology: Marketing Competency: Business listings, Health, Careers, Finance, Travel & Living Content Yahoo, Google and other Direct Advertisers Serving hundreds of millions of ads delivered to customers monthly. Data driven analytical marketing technology drives campaigns (62%) Digital Publishing Business Advertising Technology Business (38%)

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. The inuvo Growth Strategy Expand proprietary content creation and distribution throughout the O/O network of sites and apps Expand the distribution of Native ad technologies to publisher clients and prospects within the partner network Focus on mobile, both for technology development and marketing programs Expand Partner Segment to Native Expand Content in O/O Segment Emphasize Mobile

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Strong Revenue Growth A quarterly compound growth rate > 10% - Well above market performance Mi lli o n s of D o llar s $0.00 $5.00 $10.00 $15.00 $20.00 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Q3-2015

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Consistent Earnings Performance Solid GAAP income performance for business at this scale M ill io n s o f D o lla rs $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Q3-2015 $550K / Quarter Average

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Reaching Consumers THRU A NETWORK OF O/O SITES & APPLICATIONS

9 Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. A Network of Mobile / Desktop Properties Written by inuvo, marketed to by inuvo and served with ads from inuvo

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Website Technology Designed for Scale A proprietary content management system is key to the design Connected Content Editor Curated Featured Articles Prominent Social Connections Editor Curated Next Reads on Articles Inuvo Targeted Ads

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Alot.com Fully Integrated With brand and content consistency across device types Search Home Tablet Mobile

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Content Comes In Various Forms Engaging our consumers with inuvo produced content Video Slide Show

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.  Over 6 million unique visitors monthly  Tens of millions of page views monthly  7 categories with video, slideshows and written content  Millions of searches per month at search.alot.com  Over 3 million advertising clicks per month  Proprietary content and technology supporting the sites  Fully integrated alot.com across desktop, tablet & mobile Building an Audience at alot.com A family of proprietary digital properties

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Reaching Consumers THRU A NETWORK OF PARTNERS

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Delivering Ads to Partner Sites Inuvo serves ads across 1000's of sites in numerous interest categories

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. SearchLinks: Where Native Ads Meet Search With ads that integrate directly into the content, contextually and tastefully

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. A SearchLinks Native Ad Service to Publishers Technology sophisticated enough to understand context & self optimize The Other Guys SearchLinks

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. SearchLinks Has Numerous Configurations Where every ad-unit aligns the ads directly with the page content

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. SearchLinks Has Numerous Configurations Where every ad-unit aligns the ads directly with the page content

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. Native Mobile Ad – Craigslist App In App Search Ad – Workout App Content Native Ad – Mobile Web SearchLinks: Optimized for Mobile

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission. A Single Piece of Code • Allows for remote control of ad units. • Runs multiple ad units on same page. • Automatic upgrades of new ad units. With Detailed Results Reporting • Online reporting dashboard SearchLinks: Easy to Implement & Track

Information in this presentation is considered Confidential and Proprietary to INUVO and should not be disclosed or shared with others without INUVO’s permission.  Thousands of individual pages with Inuvo ads  Tens of thousands of advertisers across every vertical  Hundreds of millions of ads being served annually  Millions of consumer clicks on ads monthly  Proprietary platform for serving and managing publishers  Billions of individual pieces of data utilized for performance  $8 billion (and growing) dollar Native advertising market Building an Ad-Network with Publishers A network of publishing partners delivering consumers to advertisers

CONTACTING INUVO NYSE MKT: INUV

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